UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22271

Nuveen New York Municipal Value Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 August 2020

Nuveen Municipal Closed-End Funds

NNY	Nuveen New York Municipal Value Fund, Inc.
NYV	Nuveen New York Municipal Value Fund 2
NAN	Nuveen New York Quality Municipal Income Fund
NRK	Nuveen New York AMT-Free Quality Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in some areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the path of the economy from here and the upcoming U.S. presidential election are increasingly in the forefront.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 23, 2020

Portfolio Manager’s Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Scott R. Romans, PhD, discusses key investment strategies and the six-month reporting period performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these four Funds in 2011.
Nuveen New York Municipal Value Fund 2 (NYV) was approved for merger into Nuveen New York Municipal Value Fund, Inc. (NNY) by the Funds’ Board of Trustees during August 2020. The merger is pending shareholder approval.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S. and Europe, have seen an uptick in infection rates after reopening, which prompted tightening coronavirus restrictions in some areas. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. Amid these challenges, the pace of recovery appeared to be moderating, and short-term market volatility has picked up again.
The initial market response was severe, but the responses from central banks and governments to ease the strain on financial systems, businesses and individuals, as well as positive vaccine news, have helped markets bounce back from the depths of the crisis. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5%

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2020?
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax. For NJV and NPN, each Fund’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage.
During the six-month reporting period, the municipal bond market endured a liquidity-driven sell-off followed by an uneven recovery across the credit quality spectrum. With the Federal Reserve (Fed) providing financial assistance, the highest credit quality segments of the market snapped back relatively quickly. However, the turnaround in lower rated municipal credits and sectors was slower to materialize amid macroeconomic uncertainty and a broader reevaluation of municipal credit risk.
As the economic shock caused by COVID-19 containment measures was becoming apparent in March 2020, financial markets including U.S. municipal bonds responded dramatically. Interest rate volatility spiked, municipal bond prices severely dislocated from Treasury bond prices and municipal credit spreads widened to levels significantly above the long-term average. Quick intervention from the Fed to inject liquidity into the financial system and bolster confidence in the credit markets brought stability, supporting a rebound in the high grade segments of the municipal bond market. Lower rated, higher yielding municipal bonds, however, were slower to rebound, as these credits are more typically found in sectors more affected by the coronavirus, including transportation, lodging, convention centers, hospitals, senior living facilities and higher education.
Despite the elevated volatility in March and April 2020, interest rates ended the six-month reporting period down slightly from the beginning of the reporting period. A sharper fall in short-term rates, driven by the Fed moving its benchmark target rate to zero, steepened the yield curve. Demand for municipal bonds began to recover, with investor inflows resuming a positive trend after the March-April 2020 sell-off, including in high yield municipal bonds. Issuance also approached more normal levels by the end of the reporting period. Notably, taxable municipal bonds’ share of issuance has risen meaningfully over the past year, which has increased the scarcity value of tax-exempt municipal bonds. Supply-demand conditions have therefore remained favorable for municipal bonds, helping credit spreads to narrow from the widest levels seen during the pandemic-induced volatility. At the state level, the New York municipal market underperformed the national market, as measured by the S&P Municipal Bond New York Index and S&P Municipal Bond Index, respectively.

We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. In the beginning weeks of the reporting period, our buying continued along the same lines as the previous six months. Given a lack of attractive longer-term opportunities amid very low rates and tight credit spreads in early March 2020, we kept the Funds fully invested by purchasing high grade bonds to serve as temporary placeholders.
The COVID-19 crisis sell-off over the remainder of March and into April 2020 drove interest rates higher and credit spreads wider, allowing us to take advantage of the higher yields and more attractive relative value opportunities now on offer in the marketplace. We rotated out of the high grade, lower yielding “placeholder” positions into longer-term positions in lower rated, higher yielding bonds. We also sought to capture tax efficiencies and enhance the Funds’ income distribution capabilities by selling depreciated bonds with lower embedded yields and buying similar structures offering higher embedded yields. During this reporting period, the Funds bought credits issued for New York Metropolitan Transportation Authority (MTA), World Trade Center, ports, airports, health care and higher education. We funded these buys using the proceeds from called and maturing bonds, as well as the aforementioned selling of high grade paper.
As of August 31, 2020, NNY, NAN and NRK continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the New York Funds perform during the six-month reporting period ended August 31, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended August 31, 2020. Each Fund’s total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.
For the six-month reporting period ended August 31, 2020, the total return at common share NAV for all four Funds underperformed the returns for both the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index.
The Funds’ duration and yield curve positioning was disadvantageous during this reporting period. Our emphasis on longer duration bonds, which offer comparatively higher yields, was a headwind to performance as longer duration bonds underperformed shorter duration bonds during this reporting period.
Credit quality allocations also detracted from performance. The Funds’ exposure to lower rated, higher yielding debt underperformed the market during this reporting period, particularly among bonds rated BBB and lower. Most of the underperformance in the lower rated segments occurred in the March-April 2020 sell-off, and while credit spread recovery continued over the subsequent months, spreads were still wide of pre-pandemic levels at the close of this reporting period.
On a sector basis, the best performing areas were those composed of predominantly high quality bonds such as pre-refunded and state general obligations (GOs). The utilities sector performed well because of its perception as a relatively defensive sector that is less vulnerable to COVID-19 crisis related impacts. Tobacco securitization bonds also outperformed during this reporting period. Not surprisingly, the weakest performing sectors were those with greater coronavirus risks and/or more exposure to lower rated bonds. The health care sector underperformed. Hospital profit margins were under pressure from the higher costs associated with treating COVID-19 patients along with the loss of revenues from the cancellation of elective procedures, and senior living facilities faced uncertainty due to their high risk population. Declining travel and commuting trends, along with the potential for super-spreader events, hampered the outlook for the transportation sector. The housing and higher education sectors also lagged.

Portfolio Manager’s Comments (continued)
We note that NYV’s smaller exposure to MTA bonds, which underperformed during this reporting period, contributed to its relative outperformance over NNY. NAN underperformed NRK due to NAN’s larger exposure to lower rated bonds, although NAN’s more favorable duration positioning offset some of the relative underperformance versus NRK. In addition, the use of regulatory leverage was a factor affecting the performance of NAN and NRK. NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest a Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The use of leverage through inverse floating rate securities had a negligible impact on the performance of NNY. The use of leverage had a negative impact on the performance of NAN and NRK over the reporting period. NYV did not utilize leverage over the reporting period.
As of August 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Effective Leverage*	0.00%	0.00%	37.31%	37.53%
Regulatory Leverage*	0.00%	0.00%	33.36%	36.58%

*  Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)
THE FUNDS’ REGULATORY LEVERAGE
As of August 31, 2020, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NAN	$147,000,000	$89,000,000	$236,000,000
NRK	$—	$743,800,000	$743,800,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares for further details.

**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of August 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NNY	NYV	NAN	NRK
March 2020	$0.0280	$0.0275	$0.0480	$0.0450
April	0.0280	0.0275	0.0480	0.0450
May	0.0280	0.0275	0.0520	0.0450
June	0.0280	0.0275	0.0520	0.0480
July	0.0280	0.0275	0.0520	0.0480
August 2020	0.0280	0.0275	0.0520	0.0480
Total Distributions from Net Investment Income	$0.1680	$0.1650	$0.3040	$0.2790

Yields
Market Yield*	3.25%	2.20%	4.57%	4.40%
Taxable-Equivalent Yield*	6.22%	4.27%	8.97%	8.65%

*  Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 49.6%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of August 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	277,714	390,000
Common shares authorized for repurchase	1,520,000	230,000	3,085,000	8,720,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of August 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$10.07	$15.89	$15.28	$14.78
Common share price	$10.35	$14.99	$13.65	$13.10
Premium/(Discount) to NAV	2.78%	(5.66)%	(10.67)%	(11.37)%
6-month average premium/(discount) to NAV	(3.44)%	(12.27)%	(11.02)%	(12.12)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNY.
Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NYV.
Nuveen New York Quality Municipal Income Fund (NAN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAN.
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NRK.

NNY	Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNY at Common Share NAV	(2.08)%	1.04%	3.87%	3.95%
NNY at Common Share Price	1.65%	3.69%	5.35%	4.38%
S&P Municipal Bond New York Index	(0.61)%	1.94%	3.52%	3.73%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.4%
Other Assets Less Liabilities	0.6%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	94.6%
Puerto Rico	3.4%
Guam	2.0%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	23.0%
Transportation	20.1%
Tax Obligation/Limited	19.1%
Water and Sewer	12.5%
Utilities	7.2%
U.S. Guaranteed	6.3%
Other	11.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.3%
AAA	16.9%
AA	34.5%
A	16.0%
BBB	9.8%
BB or Lower	9.6%
N/R	6.9%
Total	100%

NYV	Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NYV at Common Share NAV	(1.54)%	2.13%	4.01%	3.99%
NYV at Common Share Price	2.71%	6.08%	5.07%	3.95%
S&P Municipal Bond New York Index	(0.61)%	1.94%	3.52%	3.73%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	93.8%
Short-Term Municipal Bonds	5.4%
Other Assets Less Liabilities	0.8%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	97.1%
District of Columbia	1.9%
Puerto Rico	0.9%
Guam	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	22.8%
Tax Obligation/Limited	17.7%
Education and Civic Organizations	17.3%
Water and Sewer	14.9%
Tax Obligation/General	9.6%
Utilities	7.6%
Other	10.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.8%
AAA	14.2%
AA	49.5%
A	14.5%
BBB	7.1%
BB or Lower	6.2%
N/R	7.7%
Total	100%

NAN	Nuveen New York Quality Municipal Income Fund Performance Overview and Holding Summaries as of August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAN at Common Share NAV	(2.78)%	1.05%	4.57%	4.92%
NAN at Common Share Price	(3.24)%	(0.03)%	5.30%	4.83%
S&P Municipal Bond New York Index	(0.61)%	1.94%	3.52%	3.73%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	153.0%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations, AMTP
Shares, net of deferred offering costs & VRDP
Shares, net of deferred offering costs	155.4%
Floating Rate Obligations	(5.5)%
AMTP Shares, net of deferred offering costs	(31.2)%
VRDP Shares, net of deferred offering costs	(18.7)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	96.4%
Puerto Rico	2.5%
Guam	1.1%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	20.4%
Tax Obligation/Limited	19.2%
Education and Civic Organizations	15.9%
Water and Sewer	10.0%
Tax Obligation/General	9.7%
U.S. Guaranteed	7.5%
Utilities	6.2%
Other	11.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.3%
AAA	14.8%
AA	39.2%
A	14.1%
BBB	9.5%
BB or Lower	8.0%
N/R	7.1%
Total	100%

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of August 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of August 31, 2020
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NRK at Common Share NAV	(2.47)%	1.33%	4.90%	4.30%
NRK at Common Share Price	(2.41)%	0.19%	5.55%	3.93%
S&P Municipal Bond New York Index	(0.61)%	1.94%	3.52%	3.73%
S&P Municipal Bond Index	0.29%	3.15%	3.95%	4.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.1%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred offering costs &
VRDP Shares, net of deferred offering costs	159.9%
Floating Rate Obligations	(2.4)%
MFP Shares, net of deferred offering costs	(6.2)%
VRDP Shares, net of deferred offering costs	(51.3)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	95.5%
Puerto Rico	3.7%
Guam	0.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.7%
Education and Civic Organizations	17.2%
Transportation	14.0%
Water and Sewer	12.5%
Utilities	8.1%
U.S. Guaranteed	7.9%
Tax Obligation/General	7.0%
Other	9.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.9%
AAA	15.5%
AA	41.9%
A	14.5%
BBB	6.3%
BB or Lower	5.0%
N/R	8.9%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2020 for NNY, NYV, NAN and NRK. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NNY	NYV	NAN		NRK
			Common and		Common and
			Preferred	Preferred	Preferred	Preferred
			shares voting	shares voting	shares voting	shares voting
			together	together	together	together
	Common Shares	Common Shares	as a class	as a class	as a class	as a class
John K. Nelson
For	13,352,440	1,839,863	25,056,320	—	56,881,532	—
Withhold	255,538	329,175	1,864,096	—	19,815,955	—
Total	13,607,978	2,169,038	26,920,416	—	76,697,487	—
Terence J. Toth
For	13,227,064	1,918,294	25,058,412	—	56,599,598	—
Withhold	380,914	250,744	1,862,004	—	20,097,889	—
Total	13,607,978	2,169,038	26,920,416	—	76,697,487	—
Robert L. Young
For	13,344,429	1,918,294	25,051,895	—	56,874,694	—
Withhold	263,549	250,744	1,868,521	—	19,822,793	—
Total	13,607,978	2,169,038	26,920,416	—	76,697,487	—
William C. Hunter
For	—	—	—	2,360	—	7,438
Withhold	—	—	—	—	—	—
Total	—	—	—	2,360	—	7,438
Albin F. Moschner
For	—	—	—	2,360	—	7,438
Withhold	—	—	—	—	—	—
Total	—	—	—	2,360	—	7,438

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 99.4% (100.0% of Total Investments)
	Consumer Staples – 3.9% (3.9% of Total Investments)
$ 1,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	10/20 at 100.00	B–	$ 1,000,630
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
775	5.625%, 6/01/35	No Opt. Call	BBB	832,745
3,060	5.750%, 6/01/43	No Opt. Call	BB+	3,596,020
500	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	516,150
	5.000%, 6/01/25
5,335	Total Consumer Staples			5,945,545
	Education and Civic Organizations – 22.8% (23.0% of Total Investments)
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	10/20 at 100.00	BB	415,178
	Schools, Series 2007A, 5.000%, 4/01/37
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	754,688
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of	6/24 at 100.00	Aa2	1,437,575
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A,
	5.000%, 6/01/43
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
215	5.000%, 4/15/33	4/23 at 100.00	BB+	220,394
310	5.000%, 4/15/43	4/23 at 100.00	BB+	314,616
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	440,415
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,178,580
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	7/25 at 100.00	Aa3	273,998
265	5.000%, 7/01/33	7/25 at 100.00	Aa3	306,711
2,500	Dormitory Authority of the State of New York, Master BOCES Program, Revenue Bonds,	8/28 at 100.00	Aa2	2,792,800
	Onondaga, Cortland and Madison Issue, Series 2020, 4.000%, 8/15/41
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at
	Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,511,691
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,458,582
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	2,150,168
	Series 2015A, 5.000%, 7/01/45
760	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	905,783
	2015A, 5.000%, 7/01/35
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	2,887,496
	2016A, 5.000%, 7/01/39
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	1,230,500
	2018A, 5.000%, 7/01/40
2,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	2,499,260
	2019A, 5.000%, 7/01/42
185	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	229,592
	Technology, Series 2019A, 5.000%, 7/01/49

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,625	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	$ 3,373,597
	Series 2020A, 5.000%, 7/01/53
680	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	685,297
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
580	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	538,478
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	320,271
	University Project, Series 2013, 5.000%, 9/01/43
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John
	Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	A–	1,028,400
1,000	6.000%, 6/01/34	6/21 at 100.00	A–	1,026,160
50	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	53,450
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	10/20 at 100.00	Baa3	1,500,240
1,175	4.750%, 1/01/42 – AMBAC Insured	10/20 at 100.00	Baa3	1,175,071
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	10/20 at 100.00	Baa1	1,610,467
800	4.750%, 3/01/46 – NPFG Insured	10/20 at 100.00	Baa1	800,224
515	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	521,834
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
390	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	375,157
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
31,375	Total Education and Civic Organizations			35,016,673
	Financials – 1.0% (0.9% of Total Investments)
1,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	1,451,410
	Series 2007, 5.500%, 10/01/37
	Health Care – 1.0% (1.0% of Total Investments)
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	10/20 at 100.00	A	351,113
	Bonds, Series 2010, 5.000%, 7/01/26
650	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	699,666
	Systems, Inc Project, Series 2016B, 4.000%, 7/01/41
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	10/20 at 100.00	BB–	290,171
	Nicholas H Noyes Hospital, Series 2005, 6.000%, 7/01/30
250	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	257,828
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
1,540	Total Health Care			1,598,778
	Housing/Multifamily – 0.1% (0.0% of Total Investments)
75	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue	10/20 at 100.00	AA	75,350
	Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21
	Industrials – 2.4% (2.5% of Total Investments)
425	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	454,801
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
3,100	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	3,290,061
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,525	Total Industrials			3,744,862

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.3% (0.3% of Total Investments)
$ 270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	10/20 at 100.00	A2	$ 270,710
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
75	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	78,213
	Community Project, Series 2019, 5.000%, 1/01/40
165	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	10/20 at 100.00	N/R	160,756
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
510	Total Long-Term Care			509,679
	Tax Obligation/General – 3.1% (3.2% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	1,254,200
	2019B, 5.000%, 4/01/49 – AGM Insured
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1,	8/23 at 100.00	Aa1	1,134,020
	5.000%, 8/01/26
90	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	Aa1	107,672
	5.000%, 12/01/41
1,900	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1,	4/28 at 100.00	Aa1	2,311,274
	5.000%, 4/01/40
3,990	Total Tax Obligation/General			4,807,166
	Tax Obligation/Limited – 19.0% (19.1% of Total Investments)
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	2,422,958
	General Purpose Series 2012D, 5.000%, 2/15/37
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	3,119,150
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/38
640	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	761,318
	2015B Group A,B&C, 5.000%, 3/15/35
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,800,200
	5.000%, 11/15/28
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,236,570
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
1,250	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,523,163
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
445	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	552,481
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	3,527,820
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,856,501
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	1,393,180
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
1,020	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	AAA	1,264,361
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/38
1,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	AAA	1,956,765
	Subordinate Fiscal 2021 Subseries A, 5.000%, 11/01/36 (WI/DD, Settling 9/01/20)
115	New York State Urban Development Corporation, Special Project Revenue Bonds, University	No Opt. Call	AA	117,186
	Facilities Grants, Series 1995, 5.875%, 1/01/21
1,685	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa1	2,003,532
	General Purpose, Series 2020A, 4.000%, 3/15/38
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
61	4.500%, 7/01/34	7/25 at 100.00	N/R	64,561
63	4.550%, 7/01/40	7/28 at 100.00	N/R	67,094
4,106	5.000%, 7/01/58	7/28 at 100.00	N/R	4,383,976

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 17	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	$ 17,625
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
25,097	Total Tax Obligation/Limited			29,068,441
	Transportation – 19.9% (20.1% of Total Investments)
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A+	1,618,800
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
970	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A+	1,071,530
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
1,315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	A+	1,419,976
	Series 2015F, 5.000%, 11/15/32
815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A2	840,020
	2012E, 5.000%, 11/15/42
1,235	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A+	1,294,379
	2013E, 5.000%, 11/15/38
1,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A+	1,902,654
	2014D-1, 5.000%, 11/15/39
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	10/20 at 100.00	N/R	1,155,000
	Bronx Parking Development Company, LLC Project, Series 2007, 0.000%, 10/01/46 (5)
660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	691,601
	Center Project, Series 2011, 5.000%, 11/15/44
2,630	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	2,820,307
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
700	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	702,758
2,085	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	2,083,165
85	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	BB–	88,176
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
2,000	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	2,214,760
750	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	826,222
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	Aa3	3,461,430
	Eighty-Ninth Series 2015, 5.000%, 5/01/40
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	1,752,676
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,165	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,327,156
	Eleventh Series 2018, 4.000%, 9/01/43
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eight Series 2010:
225	6.500%, 12/01/28	10/20 at 100.00	Baa1	228,022
1,160	6.000%, 12/01/36	12/20 at 100.00	Baa1	1,174,187
600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/28 at 100.00	AA–	600,000
	Bridges & Tunnels, Tender Option Bond Trust Series 2018-XF2587, 0.240%, 11/15/44 (Mandatory
	Put 9/07/20), 144A
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	788,081
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
2,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, Refunding	11/28 at 100.00	AA–	2,507,380
	Series 2018C, 5.000%, 11/15/37
28,550	Total Transportation			30,568,280

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 6.3% (6.3% of Total Investments) (6)
$ 400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	$ 412,948
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
415	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	N/R	454,948
	5.000%, 9/01/37 (Pre-refunded 9/01/22)
2,685	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A2	2,966,227
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A+	1,268,476
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	3,119,700
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
45	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	46,757
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College,	1/21 at 100.00	N/R	1,367,892
	Series 2011, 5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured
8,990	Total U.S. Guaranteed			9,636,948
	Utilities – 7.2% (7.2% of Total Investments)
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	94,769
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	154,880
	2014A, 5.000%, 9/01/44
475	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	573,140
	2017, 5.000%, 9/01/47
835	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A2	897,057
	5.000%, 9/01/37
2,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/55	5/30 at 100.00	Aa1	2,335,720
400	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	413,672
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
235	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	10/20 at 100.00	N/R	237,157
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,055,562
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,244,056
9,710	Total Utilities			11,006,013
	Water and Sewer – 12.4% (12.5% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	359,430
	Refunding Series 2015A, 5.000%, 7/01/29
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,664,650
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,252,800
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution:
2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,489,802
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,942,250
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
1,000	5.000%, 6/15/46	6/27 at 100.00	AAA	1,228,260
4,300	5.000%, 6/15/47	6/27 at 100.00	AAA	5,277,648

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/22 at 100.00	AAA	$ 1,058,060
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
135	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/20 at 100.00	CC	137,194
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
75	5.500%, 7/01/28	7/22 at 100.00	CC	78,469
275	5.750%, 7/01/37	7/22 at 100.00	CC	286,343
225	6.000%, 7/01/47	7/22 at 100.00	CC	234,844
15,910	Total Water and Sewer			19,009,750
$ 135,607	Total Long-Term Investments (cost $142,509,096)			152,438,895
	Other Assets Less Liabilities – 0.6%			994,127
	Net Asset Applicable to Common Shares – 100%			$ 153,433,022

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NYV	Nuveen New York Municipal Value Fund 2 Portfolio of Investments August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 93.8% (94.6% of Total Investments)
	MUNICIPAL BONDS – 93.8% (94.6% of Total Investments)
	Consumer Staples – 3.7% (3.7% of Total Investments)
$ 640	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 716,582
	Bonds, Series 2001, 6.500%, 5/15/33
100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	10/20 at 100.00	B–	100,063
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
100	5.625%, 6/01/35	No Opt. Call	BBB	107,451
380	5.750%, 6/01/43	No Opt. Call	BB+	446,565
1,220	Total Consumer Staples			1,370,661
	Education and Civic Organizations – 17.2% (17.3% of Total Investments)
500	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	10/20 at 100.00	BB	500,215
	Schools, Series 2007A, 5.000%, 4/01/37
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
50	5.000%, 4/15/33	4/23 at 100.00	BB+	51,254
75	5.000%, 4/15/43	4/23 at 100.00	BB+	76,117
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	106,124
	University, Series 2013A, 5.000%, 7/01/44
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	238,364
	2015A, 5.000%, 7/01/35
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	1,214,130
	2018A, 5.000%, 7/01/48
45	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	55,847
	Technology, Series 2019A, 5.000%, 7/01/49
435	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	549,440
	Green Series 2019B, 5.000%, 7/01/50
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	1,318,720
	Series 2019A, 5.000%, 7/01/35
165	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	166,285
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
145	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	134,619
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	107,299
	University Project, Series 2013, 5.000%, 9/01/38
3,000	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	No Opt. Call	AA	1,683,540
	Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured
125	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	126,659
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
100	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	96,194
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
7,040	Total Education and Civic Organizations			6,424,807

NYV	Nuveen New York Municipal Value Fund 2 Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 2.7% (2.8% of Total Investments)
$ 50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	10/20 at 100.00	A	$ 50,159
	Bonds, Series 2010, 5.000%, 7/01/26
750	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB	810,922
	Series 2020A, 4.000%, 9/01/50
150	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	161,462
	Systems, Inc Project, Series 2016B, 4.000%, 7/01/41
950	Total Health Care			1,022,543
	Industrials – 2.6% (2.7% of Total Investments)
105	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	112,363
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
830	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	880,887
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
935	Total Industrials			993,250
	Long-Term Care – 0.1% (0.1% of Total Investments)
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	26,071
	Community Project, Series 2019, 5.000%, 1/01/40
	Tax Obligation/General – 6.9% (6.9% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	1,183,770
	5.000%, 4/01/35
835	New York City, New York, General Obligation Bonds, Fiscal 2020 Series D-1, 4.000%, 3/01/44	3/30 at 100.00	Aa1	965,101
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	420,936
	AGM Insured
2,235	Total Tax Obligation/General			2,569,807
	Tax Obligation/Limited – 17.6% (17.7% of Total Investments)
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	1,224,650
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
1,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,784,340
	2015B Group A,B&C, 5.000%, 3/15/35
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	641,860
	Fiscal 2017 Series A, 5.000%, 2/15/42
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,218,530
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	341,187
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
155	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	165,494
	2018A-1, 5.000%, 7/01/58
1,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset	10/24 at 100.00	AA+	1,179,920
	Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/30
5,495	Total Tax Obligation/Limited			6,555,981
	Transportation – 19.9% (20.1% of Total Investments)
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	10/20 at 100.00	N/R	1,540,000
	Bronx Parking Development Company, LLC Project, Series 2007, 0.000%, 10/01/37 (5)
1,155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	1,210,302
	Center Project, Series 2011, 5.000%, 11/15/44
645	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	691,672
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
$ 100	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	$ 100,394
540	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	539,525
20	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	BB–	20,747
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
400	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	446,468
100	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	110,163
765	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	871,480
	Eleventh Series 2018, 4.000%, 9/01/43
800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	959,528
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eight Series 2010:
180	6.500%, 12/01/28	10/20 at 100.00	Baa1	182,417
140	6.000%, 12/01/36	12/20 at 100.00	Baa1	141,712
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	625,438
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
7,370	Total Transportation			7,439,846
	U.S. Guaranteed – 0.8% (0.8% of Total Investments) (6)
290	Albany Capital Resource Corporation, New York, St Peter’s Hospital Project, Series 2011,	11/20 at 100.00	N/R	293,335
	6.000%, 11/15/25 (Pre-refunded 11/15/20)
	Utilities – 7.5% (7.6% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	26,325
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	326,969
	2014A, 5.000%, 9/01/44
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	A	1,213,960
105	5.000%, 9/01/47	9/27 at 100.00	A	126,694
100	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	103,418
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,023,519
	5.000%, 12/15/41
2,420	Total Utilities			2,820,885
	Water and Sewer – 14.8% (14.9% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	951,084
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	2,505,600
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
500	5.000%, 6/15/43	6/28 at 100.00	AAA	628,400
1,000	5.000%, 6/15/48	6/28 at 100.00	AAA	1,248,950
35	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/20 at 100.00	CC	35,569
	6.000%, 7/01/44

NYV	Nuveen New York Municipal Value Fund 2 Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 15	5.500%, 7/01/28	7/22 at 100.00	CC	$ 15,694
70	5.750%, 7/01/37	7/22 at 100.00	CC	72,887
50	6.000%, 7/01/47	7/22 at 100.00	CC	52,188
4,570	Total Water and Sewer			5,510,372
$ 32,550	Total Long-Term Investments (cost $31,483,387)			35,027,558

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 5.4% (5.4% of Total Investments)
	MUNICIPAL BONDS – 5.4% (5.4% of Total Investments)
	Tax Obligation/General – 2.7% (2.7% of Total Investments)
$ 1,000	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligation,	8/20 at 100.00	A-1	$ 1,000,000
	Fiscal Series 2006I-3, 0.040%, 4/01/36 (Mandatory Put 8/31/20) (7)
	Transportation–2.7% (2.7% of Total Investments)
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Variable Rate	8/20 at 100.00	VMIG-1	1,000,000
	Demand Obligation Series 2005B-3 & 2005B-4, 0.030%, 1/01/32 (Mandatory Put 8/31/20) (7)
$ 2,000	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $33,483,387) – 99.2%			37,027,558
	Other Assets Less Liabilities – 0.8%			303,359
	Net Asset Applicable to Common Shares – 100%			$ 37,330,917

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NAN	Nuveen New York Quality Municipal Income Fund Portfolio of Investments August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.0% (100.0% of Total Investments)
	Consumer Staples – 5.3% (3.4% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 12,500	5.000%, 6/01/38	10/20 at 100.00	B–	$ 12,507,875
3,210	5.000%, 6/01/45	10/20 at 100.00	B–	3,211,990
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
290	5.625%, 6/01/35	No Opt. Call	BBB	311,608
1,145	5.750%, 6/01/43	No Opt. Call	BB+	1,345,570
7,155	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	7,381,742
24,300	Total Consumer Staples			24,758,785
	Education and Civic Organizations – 24.3% (15.9% of Total Investments)
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	10/20 at 100.00	BB	1,855,798
	Schools, Series 2007A, 5.000%, 4/01/37
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	3,285,406
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,193,233
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,380,624
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,488,808
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,353,898
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33	4/23 at 100.00	BB+	973,836
1,380	5.000%, 4/15/43	4/23 at 100.00	BB+	1,400,548
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	1,867,782
	University, Series 2013A, 5.000%, 7/01/44
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	2,332,640
	of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
1,120	5.000%, 7/01/31	7/25 at 100.00	Aa3	1,305,864
1,245	5.000%, 7/01/33	7/25 at 100.00	Aa3	1,440,963
1,565	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series	7/29 at 100.00	A	1,790,501
	2020, 4.000%, 7/01/46
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	5,785,345
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan	10/20 at 100.00	Baa2	2,104,095
	College, Series 2009, 5.250%, 7/01/29
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	2,150,168
	Series 2015A, 5.000%, 7/01/45
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	1,193,910
2,300	5.000%, 7/01/35	7/25 at 100.00	Aa2	2,741,186

NAN	Nuveen New York Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
$ 5,100	5.000%, 7/01/33	7/26 at 100.00	Aa2	$ 6,254,997
3,765	5.000%, 7/01/36	7/26 at 100.00	Aa2	4,584,302
1,055	5.000%, 7/01/39	7/26 at 100.00	Aa2	1,277,278
5,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	6,805,645
	2019A, 5.000%, 7/01/49
905	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	1,123,141
	Technology, Series 2019A, 5.000%, 7/01/49
3,925	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	5,175,976
	Series 2019A, 5.000%, 7/01/35
2,625	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	3,373,597
	Series 2020A, 5.000%, 7/01/53
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	3,164,461
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	2,511,349
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,078,355
265	5.000%, 9/01/43	9/23 at 100.00	A–	282,906
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/25 at 100.00	AA	5,808,100
	Project, Refunding Series 2015A, 5.000%, 7/01/40
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John	6/21 at 100.00	A–	915,276
	Fisher College, Series 2011, 6.000%, 6/01/30
3,030	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	3,239,040
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	10/20 at 100.00	Baa3	1,000,160
235	5.000%, 1/01/36 – AMBAC Insured	10/20 at 100.00	Baa3	235,040
3,515	5.000%, 1/01/39 – AMBAC Insured	10/20 at 100.00	Baa3	3,515,562
5,050	4.750%, 1/01/42 – AMBAC Insured	10/20 at 100.00	Baa3	5,050,303
400	5.000%, 1/01/46 – AMBAC Insured	10/20 at 100.00	Baa3	397,344
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
7,555	4.500%, 3/01/39 – FGIC Insured	10/20 at 100.00	Baa1	7,557,191
2,750	4.750%, 3/01/46 – NPFG Insured	10/20 at 100.00	Baa1	2,750,770
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	1/21 at 100.00	AA	1,012,010
	American Art, Series 2011, 5.000%, 7/01/31
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	A+	1,707,195
	Conservation Society, Series 2013A, 5.000%, 8/01/33
2,520	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	2,553,440
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
1,900	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	1,827,686
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/25 at 100.00	Baa2	1,649,047
	Project, Series 2015, 5.000%, 7/01/40
	Saint Lawrence County Industrial Development Agency Civic Development Corporation, New
	York, Revenue Bonds, Clarkson University Project, Series 2012A:
1,050	5.250%, 9/01/33	3/22 at 100.00	Baa1	1,090,719
1,750	5.000%, 9/01/41	3/22 at 100.00	Baa1	1,802,763
104,035	Total Education and Civic Organizations			114,388,258

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 3.5% (2.3% of Total Investments)
$ 4,725	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	$ 6,594,257
	Series 2005, 5.250%, 10/01/35
6,885	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	9,992,958
	Series 2007, 5.500%, 10/01/37
11,610	Total Financials			16,587,215
	Health Care – 2.9% (1.9% of Total Investments)
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue
	Bonds, Series 2010:
350	5.000%, 7/01/26	10/20 at 100.00	A	351,113
350	5.200%, 7/01/32	10/20 at 100.00	A	351,015
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/25 at 100.00	A–	4,141,077
	Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43
4,120	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	4,810,389
	Systems, Inc Project, Series 2016B, 5.000%, 7/01/32
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	10/20 at 100.00	BB–	710,419
	Nicholas H Noyes Hospital, Series 2005, 6.000%, 7/01/30
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa1	728,835
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35
2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	2,815,476
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
12,675	Total Health Care			13,908,324
	Housing/Multifamily – 0.4% (0.3% of Total Investments)
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A,	9/20 at 100.00	Aa2	2,001,960
	5.000%, 11/01/42
	Housing/Single Family – 0.1% (0.1% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	N/R	666,898
	Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (AMT)
	Industrials – 4.3% (2.8% of Total Investments)
1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	2,070,682
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	18,196,160
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
19,080	Total Industrials			20,266,842
	Long-Term Care – 0.5% (0.3% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	10/20 at 100.00	A2	1,278,353
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
340	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	354,562
	Community Project, Series 2019, 5.000%, 1/01/40
565	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	10/20 at 100.00	N/R	532,004
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
120	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	10/20 at 100.00	N/R	116,914
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
2,300	Total Long-Term Care			2,281,833
	Tax Obligation/General – 14.9% (9.7% of Total Investments)
8,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	10,033,600
	2019B, 5.000%, 4/01/49 – AGM Insured
	Nassau County, New York, General Obligation Bonds, General Improvement Series,
	Refunding 2016A:
3,630	5.000%, 1/01/28	1/26 at 100.00	A+	4,363,696
500	5.000%, 1/01/38	1/26 at 100.00	A+	584,660

NAN	Nuveen New York Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
$ 1,395	5.000%, 4/01/35	4/26 at 100.00	A+	$ 1,651,359
2,000	5.000%, 4/01/43	4/26 at 100.00	A+	2,332,600
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	Aa1	1,084,980
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	Aa1	1,061,713
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1,	8/23 at 100.00	Aa1	5,670,100
	5.000%, 8/01/26
8,775	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	Aa1	10,498,059
	5.000%, 12/01/41
4,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1,	10/27 at 100.00	Aa1	4,873,640
	5.000%, 10/01/37
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/38 (UB) (5)	3/28 at 100.00	AA	8,548,820
1,000	5.000%, 3/01/39	3/28 at 100.00	Aa1	1,218,160
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
6,480	5.000%, 4/01/40	4/28 at 100.00	Aa1	7,882,661
1,420	5.000%, 4/01/43	4/28 at 100.00	Aa1	1,715,218
1,965	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	Aa1	2,106,067
	5.000%, 4/01/28
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082:
3,125	17.586%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	4,490,156
1,525	17.586%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	2,191,196
57,795	Total Tax Obligation/General			70,306,685
	Tax Obligation/Limited – 29.4% (19.2% of Total Investments)
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	AA+	1,002,030
	General Purpose Series 2011C, 5.000%, 3/15/41
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,060,460
	General Purpose Series 2012D, 5.000%, 2/15/33
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	2,341,560
	General Purpose Series 2014C Group C, 5.000%, 3/15/44
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019A Bidding Group 2,3,4:
4,800	5.000%, 3/15/38	3/29 at 100.00	Aa1	5,988,768
5,500	5.000%, 3/15/46	3/29 at 100.00	Aa1	6,735,575
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,189,560
	2015B Group A,B&C, 5.000%, 3/15/35
6,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/28 at 100.00	AA+	7,401,960
	2018E Group 4, 5.000%, 3/15/44
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225	5.000%, 11/15/28	11/25 at 100.00	BB	3,612,258
2,355	5.000%, 11/15/34	11/25 at 100.00	BB	2,601,639
3,750	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	4,457,362
	Fiscal 2017 Series A, 5.000%, 2/15/42
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
2,550	5.750%, 2/15/47	2/21 at 100.00	Aa2	2,609,160
1,910	5.250%, 2/15/47	2/21 at 100.00	Aa2	1,948,410
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding
	Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	1,954,574
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,414,115

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 9,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	$ 11,376,630
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	4,317,215
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/38
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,428,760
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
890	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,104,962
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/22 at 100.00	AA	2,023,434
	Fiscal Series 2013S-1, 5.000%, 7/15/31
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	3,997,159
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,174,399
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	3,416,489
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	8,685,772
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	4,742,499
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	6,077,250
	Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36
2,825	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	AAA	2,847,035
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	2,035,800
	Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	No Opt. Call	AAA	2,428,392
	Bonds, Tender Option Bond Trust 2015-XF0080, 13.316%, 5/01/38, 144A (IF)
6,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2011A,	4/21 at 100.00	Aa2	6,189,540
	5.750%, 4/01/41
9,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	Aa1	10,701,360
	General Purpose, Series 2020A, 4.000%, 3/15/38
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
105	4.500%, 7/01/34	7/25 at 100.00	N/R	111,130
107	4.550%, 7/01/40	7/28 at 100.00	N/R	113,953
12,946	5.000%, 7/01/58	7/28 at 100.00	N/R	13,822,444
32	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	33,177
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,000	5.000%, 1/01/29 (AMT)	1/26 at 100.00	BB	1,847,940
1,000	5.000%, 1/01/35 (AMT)	1/26 at 100.00	BB	864,780
122,735	Total Tax Obligation/Limited			138,657,551
	Transportation – 31.2% (20.4% of Total Investments)
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/26 at 100.00	A+	5,798,674
	Climate Bond Certified Series 2016A-1, 5.000%, 11/15/46
1,110	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A+	1,226,184
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	A+	5,451,600
	Green Series 2016B, 5.000%, 11/15/37

NAN	Nuveen New York Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,540	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A2	$ 1,587,278
	2012E, 5.000%, 11/15/42
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/25 at 100.00	A+	5,490,500
	2015C-1, 5.250%, 11/15/29
11,920	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A+	12,951,318
	2016C-1, 5.250%, 11/15/56
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (6)	10/20 at 100.00	N/R	154,000
5,500	5.875%, 10/01/46 (6)	10/20 at 100.00	N/R	4,235,000
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	2,986,458
	Center Project, Series 2011, 5.000%, 11/15/44
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A2	1,543,225
	Series 2016A, 5.000%, 1/01/51
3,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/30 at 100.00	A2	3,416,910
	Series 2019B, 4.000%, 1/01/53
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,200	4.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	1,230,840
5,795	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	6,214,326
6,315	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	6,829,104
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
3,500	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	3,513,790
9,730	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	9,721,438
400	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	BB–	414,944
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
8,515	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	9,429,341
2,000	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	2,203,260
2,745	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	2,964,820
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	Aa3	10,083,566
	Eighty-Ninth Series 2015, 5.000%, 5/01/45
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty	1/21 at 100.00	Aa3	5,064,500
	Sixth Series 2011, 5.000%, 1/15/41
1,800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	11/29 at 100.00	Aa3	2,220,678
	Eighteen Series 2019, 5.000%, 11/01/39 (AMT)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eleventh Series 2018:
2,330	4.000%, 9/01/43	9/28 at 100.00	Aa3	2,654,313
6,000	5.000%, 9/01/48 (UB) (5)	9/28 at 100.00	Aa3	7,264,920
4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	4,797,640
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Series 2017:
4,000	5.000%, 10/15/47	4/27 at 100.00	Aa3	4,737,480
5,000	5.250%, 10/15/57	4/27 at 100.00	Aa3	5,961,600
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eight Series 2010:
1,020	6.500%, 12/01/28	10/20 at 100.00	Baa1	1,033,699
5,000	6.000%, 12/01/36	12/20 at 100.00	Baa1	5,061,150

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 3,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	$ 4,169,585
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/26 at 100.00	AA–	5,864,600
	Refunding Series 2016A, 5.000%, 11/15/46
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	788,081
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
135,305	Total Transportation			147,064,822
	U.S. Guaranteed – 11.4% (7.5% of Total Investments) (7)
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	4,446,344
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	3,809,505
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/21 at 100.00	A–	1,032,030
	Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/23 at 100.00	AA+	5,589,550
	General Purpose Series 2013A, 5.000%, 2/15/43 (Pre-refunded 2/15/23)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
4,150	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	4,254,746
90	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	92,068
8,265	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	8,532,538
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
415	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	N/R	454,948
	5.000%, 9/01/37 (Pre-refunded 9/01/22)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
4,000	5.000%, 11/15/34 (Pre-refunded 11/15/20)	11/20 at 100.00	A+	4,039,720
1,560	5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	A+	1,576,286
5,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A2	5,634,174
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A+	2,306,320
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
2,175	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	N/R	2,194,053
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)
1,810	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	1,945,225
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	488,349
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
6,985	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series	1/22 at 100.00	AA+	7,453,414
	1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)
50,435	Total U.S. Guaranteed			53,849,270
	Utilities – 9.5% (6.2% of Total Investments)
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	389,606
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	1,675,000
	2014A, 5.000%, 9/01/44
1,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,918,510
	2017, 5.000%, 9/01/47
835	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A2	897,057
	5.000%, 9/01/37
3,500	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/55	5/30 at 100.00	Aa1	4,087,510

NAN	Nuveen New York Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,920	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	$ 1,985,626
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
1,955	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	10/20 at 100.00	N/R	1,972,947
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
3,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series	12/25 at 100.00	AAA	4,564,521
	2015, 5.000%, 12/15/37
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,333,482
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,206,958
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	9,081,609
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	1,857,041
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
4,500	5.000%, 12/15/38	12/27 at 100.00	AAA	5,660,910
4,000	5.000%, 12/15/39	12/27 at 100.00	AAA	5,020,040
38,320	Total Utilities			44,650,817
	Water and Sewer – 15.3% (10.0% of Total Investments)
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	4,374,985
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	5,786,000
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	12,369,700
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48 (UB)
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	11,632,248
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40 (UB)
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/25 at 100.00	AAA	1,176,900
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution, 5.000%, 6/15/40
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/21 at 100.00	AAA	10,070,970
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Series, 5.000%, 6/15/41
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
3,990	5.000%, 6/15/42	6/27 at 100.00	AAA	4,930,563
7,500	5.000%, 6/15/43	6/28 at 100.00	AAA	9,426,000
400	5.000%, 6/15/47	6/27 at 100.00	AAA	490,944
3,680	5.000%, 6/15/48	6/28 at 100.00	AAA	4,596,136
3,840	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	10/20 at 100.00	AAA	3,854,362
	Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35
635	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	10/20 at 100.00	CC	645,319
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
345	5.500%, 7/01/28	7/22 at 100.00	CC	360,956
1,270	5.750%, 7/01/37	7/22 at 100.00	CC	1,322,387
1,040	6.000%, 7/01/47	7/22 at 100.00	CC	1,085,500
61,875	Total Water and Sewer			72,122,970
$ 643,110	Total Long-Term Investments (cost $671,519,291)			721,512,230
	Floating Rate Obligations – (5.5%)			(25,825,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (31.2)% (8)			(146,907,165)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (18.7)% (9)			(88,114,127)
	Other Assets Less Liabilities – 2.4%			10,799,761
	Net Asset Applicable to Common Shares – 100%			$ 471,465,699

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 20.4%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.2%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Portfolio of Investments August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.1% (100.0% of Total Investments)
	Consumer Staples – 6.5% (4.1% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 27,580	5.000%, 6/01/38	10/20 at 100.00	B–	$ 27,597,376
9,555	5.000%, 6/01/45	10/20 at 100.00	B–	9,560,924
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	10/20 at 15.54	N/R	1,097,600
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	6/26 at 100.00	N/R	4,825,688
	Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51
39,715	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	40,973,568
91,530	Total Consumer Staples			84,055,156
	Education and Civic Organizations – 27.3% (17.2% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/27 at 100.00	Ba1	3,426,917
	Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	Ba1	3,361,518
29,145	0.000%, 7/15/47	No Opt. Call	Ba1	8,909,044
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School
	for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	263,385
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,673,259
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,000	5.250%, 11/01/29	11/24 at 100.00	BB	1,075,640
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	6,045,303
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,562,190
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33	4/23 at 100.00	BB+	2,757,492
4,090	5.000%, 4/15/43	4/23 at 100.00	BB+	4,150,900
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College	7/24 at 100.00	A	3,980,332
	Project, Series 2014, 5.000%, 7/01/44
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	5,295,588
	University, Series 2013A, 5.000%, 7/01/44
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/25 at 100.00	A–	1,845,259
	University, Series 2015A, 5.000%, 7/01/37
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	5,026,644
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	A–	6,738,300
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and
	University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,794,592
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,327,812
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	2,985,647

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
$ 3,095	5.000%, 7/01/31	7/25 at 100.00	Aa3	$ 3,608,615
3,465	5.000%, 7/01/33	7/25 at 100.00	Aa3	4,010,391
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2017A:
2,930	5.000%, 7/01/34	7/27 at 100.00	Aa3	3,569,472
1,625	5.000%, 7/01/46	7/27 at 100.00	Aa3	1,922,716
	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University,
	Series 2020:
7,185	4.000%, 7/01/46	7/29 at 100.00	A	8,220,287
1,815	4.000%, 7/01/50	7/29 at 100.00	A	2,068,247
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	14,741,832
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan	10/20 at 100.00	Baa2	1,001,950
	College, Series 2009, 5.250%, 7/01/29
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	Aa2	1,791,810
5,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	7,290,450
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	10,745,190
8,955	5.000%, 7/01/45	7/25 at 100.00	Aa2	10,538,154
10,850	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	13,348,755
	2016A, 5.000%, 7/01/32
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2017A:
4,000	5.000%, 7/01/38	7/27 at 100.00	Aa2	4,852,920
5,620	5.000%, 7/01/39	7/27 at 100.00	Aa2	6,802,729
11,175	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	13,567,903
	2018A, 5.000%, 7/01/48
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2019A:
5,000	5.000%, 7/01/42	7/29 at 100.00	Aa2	6,248,150
2,000	5.000%, 7/01/49	7/29 at 100.00	Aa2	2,474,780
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A:
800	5.000%, 7/01/39	7/24 at 100.00	A2	882,736
1,500	5.000%, 7/01/44	7/24 at 100.00	A2	1,643,865
2,000	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	No Opt. Call	A1	2,080,500
	Technology, Series 2006A, 5.250%, 7/01/21 – AMBAC Insured
13,165	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	16,628,448
	Green Series 2019B, 5.000%, 7/01/50
3,500	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	4,498,130
	Series 2020A, 5.000%, 7/01/53
8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	8,994,526
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/23 at 100.00	A+	1,082,110
	Project, Series 2013A, 5.000%, 7/01/39
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	7,144,115
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	1,915,287
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	1,905,612
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John	6/24 at 100.00	A–	1,537,298
	Fisher College, Series 2014A, 5.500%, 6/01/39

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,220	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	$ 1,304,168
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue
	Bonds, Queens Baseball Stadium Project, Series 2009:
930	6.125%, 1/01/29 – AGC Insured	10/20 at 100.00	AA	934,464
1,000	6.375%, 1/01/39 – AGC Insured	10/20 at 100.00	AA	1,004,720
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	10/20 at 100.00	Baa3	6,816,090
5,000	5.000%, 1/01/36 – AMBAC Insured	10/20 at 100.00	Baa3	5,000,850
1,030	4.750%, 1/01/42 – AMBAC Insured	10/20 at 100.00	Baa3	1,030,062
14,500	5.000%, 1/01/46 – AMBAC Insured	10/20 at 100.00	Baa3	14,403,720
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	10/20 at 100.00	AA	4,756,204
	Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	10/20 at 100.00	Baa1	4,281,241
31,650	5.000%, 3/01/36 – NPFG Insured	10/20 at 100.00	Baa1	31,660,444
20,210	4.500%, 3/01/39 – FGIC Insured	10/20 at 100.00	Baa1	20,215,861
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	1/21 at 100.00	AA	3,440,834
	American Art, Series 2011, 5.000%, 7/01/31
6,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	6,915,568
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
5,130	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	4,934,752
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/22 at 100.00	Baa2	1,504,013
	Project, Series 2012, 5.000%, 7/01/42
10,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse	12/29 at 100.00	AA–	12,746,000
	University Project, Series 2019, 5.000%, 12/01/43
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse	12/21 at 100.00	AA–	1,060,280
	University Project, Series 2011, 5.000%, 12/01/36
350	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds,	10/29 at 100.00	N/R	365,351
	Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A,
	5.000%, 10/15/49
347,575	Total Education and Civic Organizations			351,711,422
	Financials – 1.7% (1.1% of Total Investments)
1,615	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	2,253,910
	Series 2005, 5.250%, 10/01/35
13,835	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	20,080,257
	Series 2007, 5.500%, 10/01/37
15,450	Total Financials			22,334,167
	Health Care – 3.4% (2.1% of Total Investments)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist	7/24 at 100.00	A	1,420,925
	Hospital Project, Refunding Series 2014, 5.000%, 7/01/27
6,650	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB	7,190,180
	Series 2020A, 4.000%, 9/01/50
3,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	3,373,650
	Obligated Group, Series 2020A, 4.000%, 7/01/53

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2017:
$ 2,000	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	$ 2,327,060
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	346,392
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A–	2,152,820
7,940	5.000%, 7/01/46	7/26 at 100.00	A–	9,007,851
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa1	1,911,281
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/22 at 100.00	A–	4,133,883
	General Hospital Project, Series 2013A, 5.000%, 12/01/42
2,800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/26 at 100.00	A–	3,221,372
	General Hospital Project, Series 2017, 5.000%, 12/01/46
5,585	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	5,759,866
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
565	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	Baa2	569,836
	2010-C2, 6.125%, 11/01/37
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	2,386,967
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
40,125	Total Health Care			43,802,083
	Industrials – 3.4% (2.2% of Total Investments)
41,530	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	44,076,204
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	Long-Term Care – 0.2% (0.1% of Total Investments)
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	1,042,830
	Community Project, Series 2019, 5.000%, 1/01/40
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic	12/20 at 100.00	BBB–	1,241,991
	Landing At Southold, Inc Project, Refunding Series 2010, 6.000%, 12/01/40
2,225	Total Long-Term Care			2,284,821
	Tax Obligation/General – 11.1% (7.0% of Total Investments)
11,365	Nassau County, New York, General Obligation Bonds, General Improvement Series 2018B,	7/28 at 100.00	AA	13,781,199
	5.000%, 7/01/49 – AGM Insured
	Nassau County, New York, General Obligation Bonds, General Improvement Series,
	Refunding 2016A:
5,860	5.000%, 1/01/31	1/26 at 100.00	A+	6,984,124
500	5.000%, 1/01/38	1/26 at 100.00	A+	584,660
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	5,983,990
	5.000%, 4/01/33
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	Aa1	9,401,352
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	Aa1	1,084,980
2,000	5.000%, 8/01/31	8/22 at 100.00	Aa1	2,168,360
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series A-1:
6,085	5.000%, 10/01/31	10/22 at 100.00	Aa1	6,641,108
1,000	5.000%, 10/01/33	10/22 at 100.00	Aa1	1,089,420
1,570	5.000%, 10/01/34	10/22 at 100.00	Aa1	1,709,023
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	Aa1	5,556,650
3,400	5.000%, 3/01/31	3/23 at 100.00	Aa1	3,771,314
2,190	5.000%, 3/01/32	3/23 at 100.00	Aa1	2,424,571
1,000	5.000%, 3/01/33	3/23 at 100.00	Aa1	1,105,790

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1,	8/23 at 100.00	Aa1	$ 4,235,565
	5.000%, 8/01/26
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1,	8/23 at 100.00	Aa1	9,024,880
	5.000%, 8/01/30
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	Aa1	8,867,102
9,600	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	Aa1	11,485,056
	5.000%, 12/01/41
7,560	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1,	10/27 at 100.00	Aa1	9,466,103
	5.250%, 10/01/33
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/37	3/28 at 100.00	Aa1	8,572,200
3,580	5.000%, 3/01/39	3/28 at 100.00	Aa1	4,361,013
11,355	5.000%, 3/01/41	3/28 at 100.00	Aa1	13,755,333
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%,	10/20 at 100.00	Aa1	5,019
	11/01/20 – AGM Insured
	New York City, New York, General Obligation Bonds, Series 2011D-I:
1,570	5.000%, 10/01/30	10/21 at 100.00	Aa1	1,646,899
355	5.000%, 10/01/34	10/21 at 100.00	Aa1	371,436
1,740	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	Aa1	1,864,915
	5.000%, 4/01/28
747	Rensselaer County, New York, General Obligation Bonds, Series 1991, 6.700%, 2/15/21 –	No Opt. Call	AA	768,962
	AMBAC Insured
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	738,021
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	775,373
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	804,168
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	838,376
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	872,467
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	902,740
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	922,446
122,692	Total Tax Obligation/General			142,564,615
	Tax Obligation/Limited – 37.4% (23.7% of Total Investments)
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/20 at 100.00	AA	105,442
	Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2011C:
995	5.000%, 3/15/34	3/21 at 100.00	AA+	1,018,611
24,000	5.000%, 3/15/41	3/21 at 100.00	AA+	24,539,520
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2012D:
7,550	5.000%, 2/15/33	2/22 at 100.00	AA+	8,006,473
10,000	5.000%, 2/15/40	2/22 at 100.00	AA+	10,567,100
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2014A:
4,985	5.000%, 2/15/29	2/24 at 100.00	AA+	5,722,730
10,000	5.000%, 2/15/30	2/24 at 100.00	AA+	11,461,400
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	7,880,250
	General Purpose Series 2014C Group C, 5.000%, 3/15/44
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/25 at 100.00	AA+	2,931,850
	General Purpose Series 2015A, 5.000%, 3/15/33
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/27 at 100.00	AA+	9,028,425
	General Purpose, Series 2017A, 5.000%, 2/15/38
12,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/30 at 100.00	Aa1	15,551,375
	General Purpose, Series 2019D, 5.000%, 2/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	$ 14,295,729
	2015B Group A,B&C, 5.000%, 3/15/36
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/27 at 100.00	AA+	3,647,700
	2017A, 5.000%, 3/15/37
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/28 at 100.00	AA+	11,213,500
	2018C, 4.000%, 3/15/45
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	1,204,373
	Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045	5.000%, 11/15/27	11/25 at 100.00	BB	5,671,589
6,770	5.000%, 11/15/34	11/25 at 100.00	BB	7,479,022
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture
	Fiscal 2017 Series A:
8,185	5.000%, 2/15/38	2/27 at 100.00	Aa2	9,814,224
21,015	5.000%, 2/15/45	2/27 at 100.00	Aa2	24,842,462
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
8,770	5.750%, 2/15/47	2/21 at 100.00	Aa2	8,973,464
5,735	5.250%, 2/15/47	2/21 at 100.00	Aa2	5,850,331
1,765	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,798,517
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	4,106,519
	Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	3,160,175
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
5,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	6,955,706
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
7,945	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	9,863,956
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,
	Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,315,138
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	6,183,939
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	12,935,340
	Fiscal Series 2015S-2, 5.000%, 7/15/40
7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	1/26 at 100.00	AA	8,256,525
	Fiscal Series 2016S-1, 4.000%, 7/15/40
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,591,341
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	25,527,246
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/22 at 100.00	AAA	34,713,250
	Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	5,638,866
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	15,358,174
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2015 Series B-1:
5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	5,794,600
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,579,384
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	AAA	1,352,902
	Subordinate Fiscal 2017 Series A-1, 4.000%, 5/01/42
8,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	8,992,863
	Subordinate Fiscal 2017 Series B-1, 4.000%, 8/01/41

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2019 Series A-1:
$ 1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	$ 1,704,409
4,000	5.000%, 8/01/40	8/28 at 100.00	AAA	4,933,520
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue
	Bonds, Subordinate Lien Series 2011C:
5,645	5.500%, 11/01/35	11/20 at 100.00	AAA	5,689,031
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,006,850
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	8,641,971
	Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35
	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	N/R	19,161,784
4,000	5.750%, 4/01/41	4/21 at 100.00	Aa2	4,126,360
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	3/23 at 100.00	AA+	13,372,594
	General Purpose Series 2013C, 5.000%, 3/15/32
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
865	4.500%, 7/01/34	7/25 at 100.00	N/R	915,499
878	4.550%, 7/01/40	7/28 at 100.00	N/R	935,052
57,076	5.000%, 7/01/58	7/28 at 100.00	N/R	60,940,045
259	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	268,523
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H Lee Dennison	11/23 at 100.00	BBB	2,868,384
	Building, Series 2013, 5.000%, 11/01/33
436,308	Total Tax Obligation/Limited			482,494,033
	Transportation – 22.1% (14.0% of Total Investments)
4,910	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue	1/27 at 100.00	A+	5,816,141
	Bonds, Series 2017, 5.000%, 1/01/47
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/27 at 100.00	A+	1,639,035
	Climate Bond Certified Series 2017A-1, 5.250%, 11/15/57
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green
	Climate Bond Certified Series 2020C-1:
17,570	4.750%, 11/15/45	5/30 at 100.00	A+	19,140,231
2,775	5.000%, 11/15/50	5/30 at 100.00	A+	3,065,459
5,000	5.250%, 11/15/55	5/30 at 100.00	A+	5,628,300
1,815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	A+	1,861,028
	Green Series 2016B, 4.000%, 11/15/34
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A+	14,476,333
	Series 2012F, 5.000%, 11/15/30
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	A+	1,617,150
	Series 2015F, 5.000%, 11/15/35
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	5/28 at 100.00	A+	2,783,275
	Series 2017D, 5.000%, 11/15/32
9,575	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A2	9,873,070
	2012C, 5.000%, 11/15/41
4,040	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A+	4,205,236
	2013B, 5.000%, 11/15/38
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A2	7,860,600
	2013D, 5.000%, 11/15/38
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
1,785	5.000%, 11/15/32	11/23 at 100.00	A+	1,877,766
10,000	5.000%, 11/15/38	11/23 at 100.00	A+	10,480,800
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	A+	1,056,160
	2014B, 5.250%, 11/15/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/25 at 100.00	A+	$ 5,743,393
	2015A-1, 5.000%, 11/15/45
2,440	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A+	2,635,761
	2016C-1, 5.000%, 11/15/39
12,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A	12,632,193
	Center Project, Series 2011, 5.000%, 11/15/44
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,
	Series 2016A:
2,000	5.000%, 1/01/36	1/26 at 100.00	A2	2,334,280
7,500	5.000%, 1/01/41	1/26 at 100.00	A2	8,665,875
1,285	5.000%, 1/01/46	1/26 at 100.00	A2	1,474,332
19,230	5.000%, 1/01/51	1/26 at 100.00	A2	21,982,390
4,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/30 at 100.00	A2	4,555,880
	Series 2019B, 4.000%, 1/01/53
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Forth Series 2014:
3,950	5.000%, 9/01/34	9/24 at 100.00	Aa3	4,511,769
1,000	5.000%, 9/01/35	9/24 at 100.00	Aa3	1,140,120
5,155	5.000%, 9/01/36	9/24 at 100.00	Aa3	5,868,710
9,755	5.000%, 9/01/39	9/24 at 100.00	Aa3	11,077,095
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Ninth Series 2015:
3,595	5.000%, 5/01/35	5/25 at 100.00	Aa3	4,177,857
10,780	5.000%, 5/01/45	5/25 at 100.00	Aa3	12,380,507
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	Aa3	10,517,040
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	2,225,620
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,515	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,725,873
	Eleventh Series 2018, 4.000%, 9/01/43
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	1,199,410
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Ninth
	Series 2018:
1,500	5.000%, 7/15/36	7/28 at 100.00	Aa3	1,856,070
1,200	5.000%, 7/15/37	7/28 at 100.00	Aa3	1,479,336
1,000	5.000%, 7/15/38	7/28 at 100.00	Aa3	1,229,370
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	Aa3	2,368,740
	Series 2017, 5.000%, 10/15/47
4,800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	11/29 at 100.00	Aa3	5,962,176
	Seventeen Series 2019, 5.000%, 11/01/44
6,130	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/29 at 100.00	Aa3	7,712,705
	Thirteenth Series 2019, 5.000%, 9/01/38
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	10/20 at 100.00	Baa1	2,533,575
	Terminal LLC Project, Eight Series 2010, 6.500%, 12/01/28
11,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	13,945,820
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
1,660	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	2,011,605
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA
	Bridges & Tunnels, Series 2018A:
8,755	5.000%, 11/15/43	5/28 at 100.00	AA–	10,679,437
10,000	5.000%, 11/15/45	5/28 at 100.00	AA–	12,160,300
9,270	5.000%, 11/15/46	5/28 at 100.00	AA–	11,259,805

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	$ 5,536,773
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
252,900	Total Transportation			284,964,401
	U.S. Guaranteed – 12.6% (7.9% of Total Investments) (5)
5,315	Albany Capital Resource Corporation, New York, St Peter’s Hospital Project, Series 2011,	11/20 at 100.00	N/R	5,377,451
	6.125%, 11/15/30 (Pre-refunded 11/15/20)
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	16,564,476
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/21 at 100.00	Aa2	4,941,567
	Dormitory Facilities, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	4,081,613
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred
	Heart, Series 2011:
1,000	5.625%, 11/01/35 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA	1,036,180
5,980	5.750%, 11/01/40 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA	6,201,320
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/21 at 100.00	A–	4,128,120
	Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)
15	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/24 at 100.00	N/R	17,414
	General Purpose Series 2014A, 5.000%, 2/15/29 (Pre-refunded 2/15/24)
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/23 at 100.00	AA+	31,727,615
	2013A, 5.000%, 3/15/43 (Pre-refunded 3/15/23)
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded	10/20 at 100.00	AA	3,011,790
	10/01/20) – AGM Insured
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
14,260	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	14,619,922
265	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	271,090
85	5.000%, 2/15/47 (Pre-refunded 2/15/21) – AGM Insured	2/21 at 100.00	AA	86,857
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	5,161,850
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
15,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/20 at 100.00	A+	15,156,600
	2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A+	6,881,091
	2013B, 5.000%, 11/15/30 (Pre-refunded 5/15/23)
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A+	542,352
	2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A+	2,206,166
	2013D, 5.250%, 11/15/30 (Pre-refunded 11/15/23)
14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A+	16,144,240
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
4,355	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	N/R	4,393,150
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)
	New York City, New York, General Obligation Bonds, Series 2011D-I:
1,215	5.000%, 10/01/30 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	1,277,232
2,525	5.000%, 10/01/34 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,654,331
1,605	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	1,724,910
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35 (Pre-refunded 5/01/22)	5/22 at 100.00	BBB+	641,976
1,000	5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	BBB+	1,069,960

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 955	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	$ 992,283
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College,
	Series 2011:
1,390	5.500%, 7/01/33 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	1,414,228
1,000	5.250%, 7/01/36 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	1,016,610
4,000	5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	4,068,080
4,485	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	N/R	4,527,204
	2010-C2, 6.125%, 11/01/37 (Pre-refunded 11/01/20)
150,885	Total U.S. Guaranteed			161,937,678
	Utilities – 12.7% (8.1% of Total Investments)
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,100,375
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	7,762,240
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	7,646,880
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	18,787,200
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	9,187,900
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	13,464,450
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	8,739,200
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	2,971,403
	2014A, 5.000%, 9/01/44
6,520	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	7,867,097
	2017, 5.000%, 9/01/47
4,890	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	Aa1	5,780,518
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015:
5,090	5.000%, 12/15/36	12/25 at 100.00	AAA	6,149,942
8,925	5.000%, 12/15/37	12/25 at 100.00	AAA	10,763,104
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	10,850,425
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	25,209,098
7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	8,580,390
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	4,615,612
3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	4,393,425
3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	4,014,397
5,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017,	12/27 at 100.00	AAA	6,275,050
	5.000%, 12/15/39
154,450	Total Utilities			164,158,706
	Water and Sewer – 19.7% (12.5% of Total Investments)
5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	5,452,882
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	4,588,435
	General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	11,572,000
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	5,915,250
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/26 at 100.00	AA+	18,040,050
	General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) August 31, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series AA:
$ 5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	$ 6,231,400
3,000	5.000%, 6/15/38	6/27 at 100.00	AA+	3,727,440
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,664,650
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
25,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	30,924,250
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48 (UB)
1,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,753,920
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series FF:
13,815	5.000%, 6/15/38	6/28 at 100.00	AA+	17,436,050
10,000	5.000%, 6/15/40	6/28 at 100.00	AA+	12,549,800
9,205	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/29 at 100.00	AA+	11,807,898
	General Resolution Revenue Bonds, Fiscal 2019 Series FF-2, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution:
2,580	5.000%, 6/15/30	6/24 at 100.00	AAA	3,014,033
3,110	5.000%, 6/15/36	6/25 at 100.00	AAA	3,687,278
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
7,350	5.000%, 6/15/42	6/27 at 100.00	AAA	9,082,616
3,500	5.000%, 6/15/42	6/27 at 100.00	AAA	4,325,055
1,940	4.000%, 6/15/46	6/26 at 100.00	AAA	2,177,456
4,000	5.000%, 6/15/47	6/27 at 100.00	AAA	4,909,440
13,500	5.000%, 6/15/47 (UB) (6)	6/27 at 100.00	AAA	16,569,360
10,430	5.000%, 6/15/48	6/28 at 100.00	AAA	13,026,549
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	5/24 at 100.00	AAA	25,540,205
	Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	8/26 at 100.00	AAA	6,079,200
	Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41
3,845	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	10/20 at 100.00	AAA	3,859,380
	Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/22 at 100.00	AAA	3,274,696
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
955	6.125%, 7/01/24	No Opt. Call	CC	1,019,424
1,825	6.000%, 7/01/44	10/20 at 100.00	CC	1,854,656
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
985	5.500%, 7/01/28	7/22 at 100.00	CC	1,030,556
3,640	5.750%, 7/01/37	7/22 at 100.00	CC	3,790,150
2,975	6.000%, 7/01/47	7/22 at 100.00	CC	3,105,156
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A,	6/25 at 100.00	AAA	8,533,231
	5.250%, 6/01/36
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue	No Opt. Call	A1	2,206,518
	Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Western Nassau County Water Authority, New York, Water System Revenue Bonds,
	Series 2015A:
$ 1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	$ 1,517,006
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,217,482
213,260	Total Water and Sewer			254,483,472
$ 1,868,930	Total Long-Term Investments (cost $1,871,668,517)			2,038,866,758
	Floating Rate Obligations – (2.4%)			(30,800,000)
	MuniFund Preferred Shares, net of deferred offering costs – (6.2)% (7)			(79,550,223)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (51.3)% (8)			(661,329,567)
	Other Assets Less Liabilities – 1.8%			22,174,626
	Net Asset Applicable to Common Shares – 100%			$ 1,289,361,594

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 3.9%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.4%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2020 (Unaudited)

	NNY	NYV	NAN	NRK
Asset
Long-term investments, at value (cost $142,509,096, $31,483,387
$671,519,291 and $1,871,668,517 respectively)	$152,438,895	$35,027,558	$721,512,230	$2,038,866,758
Short-term investments, at value (cost approximates value)	—	2,000,000	—	—
Cash	1,545,612	1,034,071	—	1,615,306
Receivable for:
Interest	1,592,485	430,153	8,697,882	22,352,524
Investments sold	300,000	—	4,370,000	7,245,000
Other assets	33,986	3,025	144,991	788,613
Total assets	155,910,978	38,494,807	734,725,103	2,070,868,201
Liabilities
Cash overdraft	—	—	226,846	—
Floating rate obligations	—	—	25,825,000	30,800,000
Payable for:
Dividends	396,918	62,577	1,470,310	3,973,422
Interest	524	—	166,701	87,365
Investments purchased – regular settlement	—	1,062,541	—	4,250,164
Investments purchased – when-issued/delayed-delivery settlement	1,976,730	—	—	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $147,000,000 and $—,
respectively)	—	—	146,907,165	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $—, $—, $— and $80,000,000, respectively)	—	—	—	79,550,223
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $89,000,000 and $663,800,000,
respectively)	—	—	88,114,127	661,329,567
Accrued expenses:
Management fees	59,217	17,815	375,232	1,000,249
Directors/Trustees fees	1,913	465	88,302	335,638
Other	42,654	20,492	85,721	179,979
Total liabilities	2,477,956	1,163,890	263,259,404	781,506,607
Net assets applicable to common shares	$153,433,022	$37,330,917	$471,465,699	$1,289,361,594
Common shares outstanding	15,233,232	2,349,612	30,851,332	87,235,304
Net asset value (“NAV”) per common share outstanding	$10.07	$15.89	$15.28	$14.78

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$152,332	$23,496	$308,513	$872,353
Paid-in-surplus	145,406,733	33,599,476	435,768,099	1,173,846,287
Total distributable earnings	7,873,957	3,707,945	35,389,087	114,642,954
Net assets applicable to common shares	$153,433,022	$37,330,917	$471,465,699	$1,289,361,594
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited

N/A – Fund is not authorized to issue preferred shares.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2020 (Unaudited)

	NNY	NYV	NAN	NRK
Investment Income	$2,847,835	$624,442	$14,317,083	$38,381,590
Expenses
Management fees	352,191	103,486	2,194,951	5,843,455
Interest expense and amortization of offering costs	5,239	—	1,632,276	3,498,096
Liquidity fees	—	—	347,478	2,540,754
Remarketing fees	—	—	22,868	387,194
Custodian fees	11,856	6,448	32,365	78,781
Directors/Trustees fees	2,296	557	10,589	30,463
Professional fees	11,201	9,170	25,414	74,045
Shareholder reporting expenses	9,680	4,203	18,526	35,821
Shareholder servicing agent fees	5,744	68	13,201	15,912
Stock exchange listing fees	3,459	3,296	4,168	11,785
Investor relations expenses	4,648	1,327	19,517	54,965
Other	7,647	4,191	41,077	107,143
Total expenses	413,961	132,746	4,362,430	12,678,414
Net investment income (loss)	2,433,874	491,696	9,954,653	25,703,176
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(956,638)	(214,771)	(4,948,058)	(14,300,027)
Change in net unrealized appreciation (depreciation) of investments	(4,757,301)	(887,391)	(19,044,999)	(45,674,118)
Net realized and unrealized gain (loss)	(5,713,939)	(1,102,162)	(23,993,057)	(59,974,145)
Net increase (decrease) in net assets applicable to common shares
from operations	$(3,280,065)	$(610,466)	$(14,038,404)	$(34,270,969)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	NNY		NYV
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	8/31/20	2/29/20	8/31/20	2/29/20
Operations
Net investment income (loss)	$2,433,874	$5,332,574	$491,696	$1,015,341
Net realized gain (loss) from investments	(956,638)	252,436	(214,771)	836,215
Change in net unrealized appreciation (depreciation)
of investments	(4,757,301)	8,646,627	(887,391)	2,071,166
Net increase (decrease) in net assets
applicable to common shares
from operations	(3,280,065)	14,231,637	(610,466)	3,922,722
Distributions to Common Shareholders
Dividends	(2,559,183)	(5,389,360)	(387,686)	(1,645,669)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(2,559,183)	(5,389,360)	(387,686)	(1,645,669)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	20,298	128,734	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	20,298	128,734	—	—
Net increase (decrease) in net assets
applicable to common shares	(5,818,950)	8,971,011	(998,152)	2,277,053
Net assets applicable to common
shares at the beginning of period	159,251,972	150,280,961	38,329,069	36,052,016
Net assets applicable to common
shares at the end of period	$153,433,022	$159,251,972	$37,330,917	$38,329,069

See accompanying notes to financial statements.

	NAN		NRK
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	8/31/20	2/29/20	8/31/20	2/29/20
Operations
Net investment income (loss)	$9,954,653	$18,468,038	$25,703,176	$50,069,479
Net realized gain (loss) from investments	(4,948,058)	2,074,615	(14,300,027)	7,134,518
Change in net unrealized appreciation (depreciation)
of investments	(19,044,999)	38,930,384	(45,674,118)	106,103,002
Net increase (decrease) in net assets
applicable to common shares
from operations	(14,038,404)	59,473,037	(34,270,969)	163,306,999
Distributions to Common Shareholders
Dividends	(9,378,805)	(17,770,367)	(24,338,651)	(47,107,066)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(9,378,805)	(17,770,367)	(24,338,651)	(47,107,066)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	(23,417,209)	41,702,670	(58,609,620)	116,199,933
Net assets applicable to common
shares at the beginning of period	494,882,908	453,180,238	1,347,971,214	1,231,771,281
Net assets applicable to common
shares at the end of period	$471,465,699	$494,882,908	$1,289,361,594	$1,347,971,214

See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2020 (Unaudited)

	NAN	NRK
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(14,038,404)	$(34,270,969)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(98,512,344)	(226,599,311)
Proceeds from sales and maturities of investments	106,332,970	243,909,381
Taxes paid	—	(6,159)
Amortization (Accretion) of premiums and discounts, net	2,322,434	5,309,314
Amortization of deferred offering costs	28,556	69,024
(Increase) Decrease in:
Receivable for interest	(93,579)	265,125
Receivable for investments sold	(1,390,715)	2,581,413
Other assets	(660)	(12,444)
Increase (Decrease) in:
Payable for interest	(31,228)	(29,904)
Payable for investments purchased – regular settlement	—	4,250,164
Accrued management fees	17,305	58,388
Accrued Directors/Trustees fees	3,973	8,391
Accrued other expenses	4,808	5,449
Net realized (gain) loss from investments	4,948,058	14,300,027
Change in net unrealized (appreciation) depreciation of investments	19,044,999	45,674,118
Net cash provided by (used in) operating activities	18,636,173	55,512,007
Cash Flows from Financing Activities:
(Repayments of) borrowings	—	(27,400,000)
Increase (Decrease) in cash overdraft	(900,239)	(965,671)
(Repayments of) floating rate obligations	(8,475,000)	(1,440,000)
Cash distributions paid to common shareholders	(9,260,934)	(24,091,030)
Net cash provided by (used in) financing activities	(18,636,173)	(53,896,701)
Net Increase (Decrease) in Cash	—	1,615,306
Cash at the beginning of period	—	—
Cash at the end of period	$—	$1,615,306

Supplemental Disclosure of Cash Flow Information	NAN	NRK
Cash paid for interest (excluding amortization of offering costs)	$1,634,949	$3,458,976

See accompanying notes to financial statements.

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Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
NNY
Year Ended 2/28-2/29:
2021(f)	$10.46	$0.16	$(0.38)	$(0.22)	$(0.17)	$—	$(0.17)	$10.07	$10.35
2020	9.87	0.35	0.59	0.94	(0.35)	—	(0.35)	10.46	10.36
2019	9.81	0.36	0.06	0.42	(0.36)	—	(0.36)	9.87	9.67
2018	9.89	0.37	(0.07)	0.30	(0.38)	—	(0.38)	9.81	9.26
2017(d)	10.33	0.16	(0.44)	(0.28)	(0.16)	—	(0.16)	9.89	9.70
Year Ended 9/30:
2016	10.01	0.41	0.30	0.71	(0.39)	—	(0.39)	10.33	10.33
2015	10.08	0.40	(0.08)	0.32	(0.39)	—	(0.39)	10.01	9.71

NYV
Year Ended 2/28-2/29:
2021(f)	16.31	0.21	(0.46)	(0.25)	(0.17)	—	(0.17)	15.89	14.99
2020	15.34	0.43	1.25	1.68	(0.47)	(0.24)	(0.71)	16.31	14.77
2019	15.10	0.53	0.22	0.75	(0.51)	—	(0.51)	15.34	13.68
2018	15.46	0.55	(0.21)	0.34	(0.59)	(0.11)	(0.70)	15.10	13.78
2017(d)	16.14	0.25	(0.64)	(0.39)	(0.29)	—	(0.29)	15.46	14.87
Year Ended 9/30:
2016	15.89	0.81	0.07	0.88	(0.63)	—	(0.63)	16.14	15.90
2015	15.94	0.67	(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85

(a)
Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(2.08)%	1.65%	$153,433	0.54	%*	3.19	%*	19%
9.72	10.93	159,252	0.59		3.45		7
4.37	8.52	150,281	0.59		3.63		17
3.01	(0.80)	149,313	0.60		3.69		12
(2.71)	(4.54)	150,358	0.63	*	3.77	*	14

7.23	10.56	156,939	0.60		4.04		15
3.22	4.05	152,137	0.60		3.98		31

(1.54)	2.71	37,331	0.72	*	2.65	*	10
11.11	13.32	38,329	0.75		2.73		17
5.05	3.08	36,052	0.75		3.50		34
2.17	(2.83)	35,489	0.75		3.53		27
(2.41)	(4.67)	36,329	0.85	*	3.90	*	13

5.62	11.45	37,927	0.76		5.01		8
3.74	7.34	37,326	0.75		4.19		11

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NNY		NYV
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2021(f)	0.01%*	2021(f)	—%
2020	0.02	2020	—
2019	0.02	2019	—
2018	0.03	2018	—
2017(d)	0.03*	2017(d)	—
Year Ended 9/30:		Year Ended 9/30:
2016	0.02	2016	—
2015	0.01	2015	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the five months ended February 28, 2017.
(f)	For the six months ended August 31, 2020.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains		Total	Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
NAN
Year Ended 2/28-2/29:
2021(e)	$16.04	$0.32	$(0.78)	$(0.46)	$(0.30)	$—		$(0.30)	$—		$15.28	$13.65
2020	14.69	0.60	1.33	1.93	(0.58)	—		(0.58)	—		16.04	14.43
2019	14.63	0.61	0.01	0.62	(0.58)	—		(0.58)	0.02		14.69	12.87
2018	14.85	0.67	(0.19)	0.48	(0.70)	—		(0.70)	—		14.63	13.02
2017(d)	15.78	0.29	(0.92)	(0.63)	(0.30)	—		(0.30)	—		14.85	13.75
Year Ended 9/30:
2016	15.26	0.76	0.55	1.31	(0.79)	—	*	(0.79)	—		15.78	15.33
2015	15.36	0.71	(0.04)	0.67	(0.77)	—		(0.77)	—	*	15.26	13.42

NRK
Year Ended 2/28-2/29:
2021(e)	15.45	0.29	(0.68)	(0.39)	(0.28)	—		(0.28)	—		14.78	13.10
2020	14.12	0.57	1.30	1.87	(0.54)	—		(0.54)	—		15.45	13.72
2019	14.01	0.57	0.07	0.64	(0.54)	—		(0.54)	0.01		14.12	12.36
2018	14.21	0.62	(0.20)	0.42	(0.62)	—		(0.62)	—		14.01	12.31
2017(d)	15.17	0.27	(0.96)	(0.69)	(0.27)	—		(0.27)	—		14.21	12.93
Year Ended 9/30:
2016	14.36	0.69	0.82	1.51	(0.70)	—		(0.70)	—		15.17	14.12
2015	14.39	0.72	(0.02)	0.70	(0.73)	—		(0.73)	—		14.36	12.59

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(2.78)%	(3.24)%	$471,466	1.87	%**	4.27	%**	14%
13.33	16.81	494,883	2.34		3.90		8
4.46	3.49	453,180	2.45		4.16		23
3.19	(0.44)	455,375	2.10		4.43		14
(3.97)	(8.32)	462,128	2.01	**	4.74	**	20

8.77	20.51	491,272	1.62		4.86		16
4.47	6.53	474,842	1.70		4.71		17

(2.47)	(2.41)	1,289,362	1.99	**	4.04	**	11
13.47	15.57	1,347,971	2.33		3.89		12
4.75	5.01	1,231,771	2.51		4.08		21
2.90	(0.18)	1,227,358	2.13		4.28		13
(4.52)	(6.49)	1,244,673	2.03	**	4.60	**	13

10.71	18.04	1,329,069	1.55		4.66		10
4.98	4.06	1,257,927	1.43		5.01		18

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.

•  The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NAN		NRK
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2021(f)	0.86%**	2021(f)	1.01%**
2020	1.33	2020	1.37
2019	1.42	2019	1.52
2018	1.07	2018	1.14
2017(e)	0.96**	2017(e)	1.02**
Year Ended 9/30:		Year Ended 9/30:
2016	0.65	2016	0.62
2015	0.50	2015	0.48

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the five months ended February 28, 2017.
(e)	For the six months ended August 31, 2020.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

	AMTP Shares at the End of Period		iMTP Shares at the End of Period		MFP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MFP, AMTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Out- standing (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Out- standing (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Out- standing (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Out- standing (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Out- standing (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NAN
Year Ended 2/28-2/29:
2021(b)	$147,000	$299,774	$—	$—	$—	$—	$—	$—	$89,000	$299,774	$3.00
2020	147,000	309,696	—	—	—	—	—	—	89,000	309,696	3.10
2019	147,000	292,026	—	—	—	—	—	—	89,000	292,026	2.92
2018			—	—	—	—	147,000	292,955	89,000	292,955	2.93
2017(a)	—	—	—	—	—	—	147,000	295,834	89,000	295,834	2.96
Year Ended 9/30:
2016	—	—	—	—	—	—	147,000	308,166	89,000	308,166	3.08
2015	—	—	—	—	—	—	94,000	359,477	89,000	359,477	3.59

NRK
Year Ended 2/28-2/29:
2021(b)	—	—	—	—	80,000	273,348	—	—	663,800	273,348	2.73
2020	—	—	—	—	80,000	281,228	—	—	663,800	281,228	2.81
2019	—	—	—	—	80,000	265,605	—	—	663,800	265,605	2.66
2018	—	—	—	—	80,000	265,012	—	—	663,800	265,012	2.65
2017(a)	—	—	79,000	13,378	—	—	—	—	663,800	267,565	2.68
Year Ended 9/30:
2016	—	—	79,000	13,946	—	—	—	—	663,800	278,927	2.79
2015	—	—	79,000	16,077	—	—	—	—	488,800	321,544	3.22

(a)	For the five months ended February 28, 2017.
(b)	For the six months ended August 31, 2020.

See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen New York Municipal Value Fund, Inc. (NNY)
•	Nuveen New York Municipal Value Fund 2 (NYV)
•	Nuveen New York Quality Municipal Income Fund (NAN)
•	Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NNY was incorporated under the state laws of Minnesota on July 14, 1987. NYV, NAN and NRK were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.
The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
During August 2020, the Funds’ Board of Directors/Trustees (the “Board”) approved the merger of NYV (the “Target Fund”) into NNY (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares. The Merger is subject to customary conditions, including shareholder approval at annual shareholder meetings.
Upon the closing of the Merger, the Target Fund will transfer its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Notes to Financial Statements (Unaudited) (continued)
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NNY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$152,438,895	$—	$152,438,895
NYV
Long-Term Investments*:
Municipal Bonds	$—	$35,027,558	$—	$35,027,558
Short-Term Investments*:
Municipal Bonds	—	2,000,000	—	2,000,000
Total	$—	$37,027,558	$—	$37,027,558
NAN
Long-Term Investments*:
Municipal Bonds	$—	$721,512,230	$—	$721,512,230
NRK
Long-Term Investments*:
Municipal Bonds	$—	$2,038,866,758	$—	$2,038,866,758

* Refer to the Fund’s Portfolio of Investments for industry classifications.

Notes to Financial Statements (Unaudited) (continued)
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NNY	NYV	NAN	NRK
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$25,825,000	$30,800,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	18,750,000	—
Total	$—	$—	$44,575,000	$30,800,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NNY	NYV	NAN	NRK
Average floating rate obligations outstanding	$320,000	$—	$27,298,913	$31,050,435
Average annual interest rate and fees	3.25%	—%	1.32%	1.27%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NNY	NYV	NAN	NRK
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$25,825,000	$30,800,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	13,950,000	—
Total	$—	$—	$39,775,000	$30,800,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NNY	NYV	NAN	NRK
Purchases	$27,943,234	$5,398,749	$98,512,344	$226,599,311
Sales and maturities	28,502,869	3,304,849	106,332,970	243,909,381

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (Unaudited) (continued)
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

NNY
	Six Months	Year
	Ended	Ended
	8/31/20	2/29/20
Common shares:
Issued to shareholders due to reinvestment of distributions	1,942	12,634

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NAN has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NAN’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
				net of
		Shares	Liquidation	deferred
Fund	Series	Outstanding	Preference	offering costs
NAN	2028	1,470	$147,000,000	$146,907,165

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAN	360-day	2028	December 1, 2028*	November 30, 2019

* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAN
Average liquidation preference of AMTP Shares outstanding	$147,000,000
Annualized dividend rate	1.42%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NRK has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•  Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•  Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market

Notes to Financial Statements (Unaudited) (continued)
conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•  Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as deferred charges which are amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred	Term		Mode
Fund	Series	Outstanding	Preference	offering costs	Redemption Date	Mode	Termination Date
NRK	A	800	$80,000,000	$79,550,223	May 1, 2047	VRRM	May 1, 2047

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK
Average liquidation preference of MFP Shares outstanding	$80,000,000
Annualized dividend rate	1.35%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NAN and NRK had $88,114,127 and $661,329,567 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NAN	1	890	0.05%	$89,000,000	March 1, 2040
NRK
	1	1,123	0.10%	$112,300,000	August 1, 2040
	2	1,648	0.10%	$164,800,000	August 1, 2040
	3	1,617	0.10%	$161,700,000	December 1, 2040
	4	500	0.10%	$50,000,000	June 1, 2040
	5	1,750	0.05%	$175,000,000	June 1, 2046

* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	0.82%	0.80%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current or prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (Unaudited) (continued)
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2020.

	NNY	NYV	NAN	NRK
Tax cost of investments	$142,444,810	$33,266,580	$645,432,162	$1,840,206,354
Gross unrealized:
Appreciation	$10,242,857	$3,787,285	$51,563,331	$169,282,547
Depreciation	(248,772)	(26,307)	(1,308,182)	(1,422,066)
Net unrealized appreciation (depreciation) of investments	$9,994,085	$3,760,978	$50,255,149	$167,860,481

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 29, 2020, the Funds’ last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2020, the Funds’ last tax year end, were as follows:

	NNY	NYV	NAN	NRK
Undistributed net tax-exempt income[1]	$458,762	$1,086	$1,815,303	$3,539,423
Undistributed net ordinary income[2]	4,426	—	109,019	167,566
Undistributed net long-term capital gains	—	143,851	—	—

1  Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2020, and paid on March 2, 2020.
2  Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended February 29, 2020 was designated for purposes of the dividends paid deduction as follows:

	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$5,036,413	$1,078,044	$22,519,144	$57,391,580
Distributions from net ordinary income[2]	383,031	34,498	408,337	836,663
Distributions from net long-term capital gains	—	553,099	—	—

2  Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 29, 2020, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NNY	NAN[3]	NRK
Not subject to expiration:
Short-term	$1,070,031	$10,754,128	$37,364,946
Long-term	—	126,657	2,593,075
Total	$1,070,031	$10,880,785	$39,958,021

3  A portion of NAN’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds’ last tax year ended February 29, 2020, the Funds utilized capital loss carryforwards as follows:

	NNY	NYV	NAN	NRK
Utilized capital loss carryforwards	$284,274	$141,481	$2,187,576	$8,779,012

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NNY) is calculated according to the following schedules:

NYV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NAN
NRK
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NNY and NYV):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of August 31, 2020, the complex-level fee for each Fund was 0.1574%.

Notes to Financial Statements (Unaudited) (continued)
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged cross-trades pursuant to these procedures as follows:

Cross-Trades	NNY	NYV	NAN	NRK
Purchases	$2,679,358	$624,713	$26,923,548	$68,018,758
Sales	1,985,820	397,164	27,000,008	64,759,504

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NRK
Maximum outstanding balance	$27,400,000

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NRK
Utilization period (days outstanding)	31
Average daily balance outstanding	$17,606,452
Average annual interest rate	2.01%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. NNY, NYV and NAN did not utilize this facility during the current fiscal period.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update (Unaudited)
Changes Occurring During the Reporting Period
The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of each Fund’s long-term shareholders, the Board of Trustees of NYV, NAN and NRK each adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the applicable Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund
Information

Board of Directors/Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young
* Matthew Thornton III has been appointed to the Board of Directors/Trustees effective November 16, 2020.

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees or Directors, as applicable (collectively, the “Board” and each Trustee or Director, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

Annual Investment Management Agreement Approval Process (continued)
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•  Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•  Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•  Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•  Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

Annual Investment Management Agreement Approval Process (continued)
•  Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•  with respect specifically to closed-end funds, such initiatives also included:
•• Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
•• Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•• Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B.   The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen New York Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and third quartile of its Performance Peer Group for the five-year period ended December 31, 2019. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy, in part, due to the use of leverage among certain peers in the Performance Peer Group. The Board further noted that the Fund outperformed its benchmark for the one-, three-, and five-year

Annual Investment Management Agreement Approval Process (continued)
periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund further ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and third quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Municipal Value Fund 2 (the “Municipal Value Fund 2”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2019 and the third quartile for the three-year period ended December 31, 2019. In its review, the Board, however, noted that the Fund’s Performance Peer Group was classified as low for relevancy. The Fund further outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund continued to outperform its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Fund further ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and third quartile of its Performance Peer Group for the five-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York Quality Municipal Income Fund (the “Quality Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. Further, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen New York AMT-Free Quality Municipal Income Fund (the “AMT-Free Quality Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Municipal Value Fund and the Municipal Value Fund 2 each had a net management fee and a net expense ratio that were below the respective peer averages; (b) the Quality Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was below the peer average; and (c) the AMT-Free Quality Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels

Annual Investment Management Agreement Approval Process (continued)
of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

Annual Investment Management Agreement Approval Process (continued)
E.   Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F.   Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-C-0820D 1347352-INV-B-10/21

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Municipal Value Fund 2

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: November 6, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 6, 2020